UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
February 23, 2023
Date of Report (Date of earliest event reported)
 Planet Fitness, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Liberty Lane West
Hampton, NH 03842
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (603) 750-0001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.
On February 23, 2023, Planet Fitness, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2022. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 21, 2023, the Board of Directors (the “Board”) of the Company approved Amended and Restated Bylaws of the Company (the “Amended Bylaws”), effective immediately, with such amendments including updates to the advance notice provisions to address the adoption by the Securities and Exchange Commission (the “SEC”) of “universal proxy” rules and other updates to conform with the Delaware General Corporation Law (the “DGCL”) regarding notice of adjourned stockholder meetings and stockholder list requirements.
With respect to stockholder nominees to the Company’s Board, the Amended Bylaws provide, among other things, (i) that stockholders must comply with the SEC’s newly adopted Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) that stockholders must include in an advance notice of a director nomination, among other things, a representation as to such stockholder’s intention to solicit proxies in support of any director nominee other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act, (iii) that, if any stockholder provides notice of intent to solicit proxies pursuant to Rule 14a-19 under the Exchange Act, such stockholder must provide (a) prompt notice to the Company if such stockholder fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act and (b) upon request by the Company, no later than five business days prior to the applicable meeting, evidence that such stockholder has met the requirements of Rule 14a-19(a)(3) under the Exchange Act, (iv) that the Company may disregard any proxies or votes solicited for a stockholder’s nominee(s) if such stockholder does not comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act or does not timely provide reasonable evidence sufficient to satisfy the Company that it has met the requirements of Rule 14a-19(a)(3) under the Exchange Act, (v) for the avoidance of doubt, that the Company is not required to include in its proxy materials any additional or substitute nominations after the expiration of the time periods set forth in the Amended Bylaws and (vi) make certain administrative and clarifying changes. The Amended Bylaws also provide that the white color proxy card is reserved for exclusive use by the Company.
Additional changes to the Amended Bylaws to conform with the DGCL include (i) allowing for notice of adjournment of stockholder meetings to be provided as permitted under applicable law and (ii) eliminating the requirement for the Company to make its stockholder list available during stockholder meetings.
The foregoing summary of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Planet Fitness Inc.
99.1	Press Release dated February 23, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Thomas Fitzgerald
Name: Title:	Thomas Fitzgerald Chief Financial Officer
Dated: February 23, 2023